UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

NET2PHONE, INC.
(Exact name of registrant as specified in its charter)

000-26763
(Commission File Number)

Delaware		22-3559037
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

520 Broad Street Newark, New Jersey 07102
(Address of principal executive offices, with zip code)

(973) 438-3111
(Registrant's telephone number, including area code)

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

        Written communications pursuant to Rule 425 under the Securities Act

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Not applicable.

(b)	On September 3, 2004, we announced that Daniel H. Schulman resigned from the Net2Phone, Inc. Board of Directors effective September 1, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press Release dated September 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2004
NET2PHONE, INC.

/s/ Arthur Dubroff
By: Arthur Dubroff
Its: Chief Financial Officer